October 20, 2022 ManpowerGroup Third Quarter Results Exhibit 99.2

FORWARD-LOOKING STATEMENT This presentation contains statements, including statements regarding economic uncertainty, supply-chain disruptions brought on by the Russia/Ukraine war and other geopolitical uncertainty, financial and labor outlook, the potential for tax rates declines in France, the Company’s strategic initiatives and technology investments, the positioning for future growth of our brands and the Company’s efforts to deliver on its ESG strategy, that are forward-looking in nature and, accordingly, are subject to risks and uncertainties regarding the Company’s expected future results. The Company’s actual results may differ materially from those described or contemplated in the forward-looking statements due to numerous factors. These factors include those found in the Company’s reports filed with the SEC, including the information under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2021, as well as the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, which information is incorporated herein by reference. The Company assumes no obligation to update or revise any forward-looking statements. We reference certain non-GAAP financial measures, which we believe provide useful information for investors. We include a reconciliation of these measures, where appropriate, to GAAP on the Investor Relations section of our website at manpowergroup.com.

Consolidated Financial Highlights Excludes the net impact of integration costs of $5.6M ($4.3M net of tax). EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets. As Reported As Adjusted Q3 Financial Highlights -7% 5% CC 2% OCC -7% 5% CC 2% OCC Revenue $4.8B 170 bps 170 bps Gross Margin 18.3% 10% 27% CC 13% OCC 6% 21% CC 9% OCC EBITA $171M ($176M as adjusted) 60 bps 30 bps OCC 50 bps 20 bps OCC EBITA Margin 3.6% (3.7% as adjusted) 7% 24% CC 14% OCC 3% 18% CC 9% OCC Operating Profit $162M ($167M as adjusted) 50 bps 40 bps OCC 30 bps 20 bps OCC OP Margin 3.4% (3.5% as adjusted) 20% 39% CC 27% OCC 15% 32% CC 21% OCC EPS $2.13 ($2.21 as adjusted) (2) (2) (1)

EPS Bridge – Q3 vs. Guidance Midpoint

Business Line Revenue Q3 2022(1) Business line classifications can vary by entity and are subject to change as service requirements change. Experis experiencing strong demand, led by the U.S. Modest organic constant currency growth in Manpower Talent Solutions posted significant growth, led by strong RPO trends during the third quarter MANPOWER EXPERIS TALENT SOLUTIONS Strong performances across brands and sectors in the U.S., Japan and Italy during the third quarter

Consolidated Gross Margin Change

Trend Business Line Gross Profit – Q3 2022(1) (1) Business line classifications can vary by entity and are subject to change as service requirements change. █ Manpower █ Experis █ Talent Solutions █ ManpowerGroup – Total Total Gross Profit $878M

SG&A Expense Bridge – Q3 YoY (in millions of USD) Reported and as adjusted ratios are unfavorably impacted 30 bps due to the effect of currency exchange rates on our business mix. In constant currency, SG&A reported and as adjusted are 14.6% and 14.5% of revenue, respectively. (2)

Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. Americas Segment (26% of Revenue) As Reported As Adjusted(1) Q3 Financial Highlights 24% 27% CC 8% OCC 24% 27% CC 8% OCC Revenue $1.2B 74% 78% CC 27% OCC 47% 49% CC 9% OCC OUP $71M ($77M as adjusted) 160 bps 70 bps OCC 100 bps 10 bps OCC OUP Margin 5.7% (6.2% as adjusted) Excludes the impact of integration costs of $5.6M in Q3 2022.

% of Segment Revenue Americas – Q3 Revenue Trend YoY Average Daily Revenue Trend OCC 7% CC (1) Impact reflects underlying business performance excluding U.S. Experis acquisition. (1) N/A

As Reported Q3 Financial Highlights -14% Revenue $2.0B -1% OCC -9% OUP $100M 5% OCC 30 bps OUP Margin 4.9% Southern Europe Segment (42% of Revenue)

Southern Europe – Q3 Revenue Trend YoY % of Segment Revenue Average Daily Revenue Trend OCC CC 2% N/A N/A N/A (1) (1) Impact reflects underlying business performance excluding France Talent Solutions acquisition.

As Reported Q3 Financial Highlights -18% Revenue $954M -4% CC -1% OCC -23% OUP $13M -7% CC -1% OCC -10 bps 0 bps OCC OUP Margin 1.3% Northern Europe Segment (20% of Revenue)

Northern Europe – Q3 Revenue Trend YoY % of Segment Revenue Average Daily Revenue Trend - CC (1) (1) Impact reflects underlying business performance after adjusting for loss of revenues due to Russia sale. -4% -13% 6% -6% 5%

As Reported Q3 Financial Highlights -4% Revenue $587M 12% CC 4% OUP $24M 23% CC 30 bps 40 bps CC OUP Margin 4.0% APME Segment (12% of Revenue)

APME – Q3 Revenue Trend YoY Revenue Trend - CC Revenue Trend % of Segment Revenue Average Daily Revenue Trend - CC (1)

Cash Flow Summary – 9 Months YTD

Balance Sheet Highlights Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt Net (Cash) (1) Represents adjusted balances. As disclosed in Q2 2022, long term debt temporarily increased by €400M on June 30th when we issued the €400M of Euro notes due 2027 to refinance the €400M of Euro notes scheduled to mature in September 2022. The notes due in September 2022 were subsequently repaid with cash in July 2022. As reported, Q2 2022 Total Debt was $1,423M with Net Debt of $537M while Total Debt to Total Capitalization was 37%. (1) (1)

Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €500M 1.809% Jun 2026 487 - Euro Notes - €400M 3.514% Jun 2027 388 - Revolving Credit Agreement 4.167% May 2027 - 600 Uncommitted lines and Other Various Various 21 333 Total Debt 896 933 Debt and Credit Facilities – September 30, 2022 (in millions of USD) (3) (1) (2) The $600M agreement requires that we comply with a Leverage Ratio (net Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a net Debt-to-EBITDA ratio of 0.99 to 1 and a fixed charge coverage ratio of 5.91 to 1 as of September 30, 2022. (In the agreement, net debt is defined as total debt less cash in excess of $400M.) As of September 30, 2022, there were $0.4M of standby letters of credit issued under the agreement. Under the $600M agreement, we have an option to increase the total availability under the facility by an additional $300M. Represents uncommitted lines of credit & overdraft facilities, which total $354.2M. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. This rate is the effective interest rate for this note, net of a favorable impact of a forward rate lock. (4) (2)

Fourth Quarter 2022 Outlook EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets. Estimates do not include fourth quarter impact of acquisition integration costs of approximately $3M to $5M. Estimates are assuming FX rates of 0.98 for the Euro, 1.11 for the GBP and 0.0070 for JPY. Revenue Total Down 9-13% (Down 1%/Up 3% CC) Americas Down 2%/Up 2% (Flat/Up 4% CC) Southern Europe Down 11-15% (Down 1%/Up 3% CC) Northern Europe Down 16-20% (Down 4%/Flat CC) (Down 1%/ Up 3% OCC) APME Down 9-13% (Up 2-6% CC) Gross Profit Margin 18.1 – 18.3% EBITA(1) Margin 3.6 – 3.8% Operating Profit Margin 3.4 – 3.6% Tax Rate 30.0% EPS $2.11 – $2.19 (unfavorable $0.38 currency)

Our third quarter results reflect solid demand across our major markets with revenue growth of 5% in constant currency. Gross profit margin of 18.3% reflects improving business mix and the continuation of strong permanent recruitment activity in the third quarter. Experis and Talent Solutions represent 44% of our gross profit year to date, up from 35% in 2019. Everest Group has recognized our Experis U.S. and Talent Solutions MSP business as Star Performers and Market Leaders. Key Take Aways

Appendix

Industry Vertical Composition – Q3 2022 Manufacturing, 39.9%